Exhibit 10.1

FIRST AMENDMENT TO

WARRANT AGREEMENT

This FIRST AMENDMENT TO THE WARRANT AGREEMENT, dated July 31, 2006, (the “Amendment”) hereby amends the Warrant Agreement dated June 16, 2006 (the “Agreement”) by and between ACTION PRODUCTS INTERNATIONAL, INC., a Florida corporation (the “Company”), and REGISTRAR AND TRANSFER COMPANY, as Warrant Agent (the “Warrant Agent”) as follows:

WHEREAS, on July 20, 2006 (the “Effective Date”), the Securities and Exchange Commission declared effective a registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Common Shares issuable upon exercise of the Warrants; and

WHEREAS, the Exercise Price of the Warrants under the Agreement is (a) $3.25 per Common Share, if the Exercise Date is after the Effective Date but on or before the date six (6) months after the Effective Date, and (b) $3.75 per Common Share, if the Exercise Date is after the date six (6) months after the Effective Date but on or before the Expiration Date, subject to the terms and provisions of the Agreement; and

WHEREAS, the Expiration Date of the Warrants under the Agreement may be erroneously deemed to be 5:00 p.m. (Eastern time) on January 31, 2007, notwithstanding the definition of “Expiration Date” under Section 1 of the Agreement, subject to the terms and provisions of the Agreement; and

WHEREAS, the Company and the Warrant Agent desire to clarify that the Expiration Date is July 20, 2007, the date one (1) year after the Effective Date, as set forth in Section 1, of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of clarifying the terms and provisions of the Warrants and the Agreement, the Company and the Warrant Agent hereby amend the Agreement as follows:

1. The Second “WHEREAS” clause is hereby amended as follows:

“WHEREAS, the Warrants shall be exercisable from the date the Securities and Exchange Commission declares effective a registration statement under the Securities Act of 1933, and amended (the “1933 Act”) covering the offer and sale of the Common Shares issuable upon exercise of the Warrants (the “Effective Date”) until January 31, 2008, unless earlier redeemed as provided herein; and”

2. The definitions of “Exercise Price” and “Expiration Date” in Section 1 are hereby amended as follows:

“Exercise Price” shall mean (a) $ 3.25 per Common Share, if the Exercise Date is after the Effective Date but on or before January 31, 2007, and (b) $3.75 per Common Share, if the Exercise Date is after January 31, 2007 but on or before the Expiration Date, subject to modification and adjustment as provided in Section 8.

“Expiration Date” shall mean, unless the Warrants are redeemed as provided in Section 9 hereof prior to such date, 5:00 p.m. (Eastern time) on January 31, 2008.

2. The Warrant Certificates shall be deemed to be amended such that the Expiration Date is January 31, 2008 in accordance with this Amendment, notwithstanding that Warrant Certificates heretofore or hereafter issued may continue to express an Expiration date of January 31, 2007.

3. This Amendment is made pursuant to Section 12(ii) of the Agreement not requiring approval of any holders of the Warrants.

4. Section 13 shall be amended such that any notices that shall be sent to the Company shall be copied only as follows: Tarter Krinsky & Drogin LLP, 470 Park Avenue South, 14th Floor, New York, New York 10016, Attn: James G. Smith, Esq. , Phone: (212) 481-8585

5. All other terms, conditions and provisions of the Agreement, except as otherwise amended by this Amendment, shall remain in full force and effect. Capitalized terms not otherwise defined herein shall have the meanings as defined in the Agreement.

6. This Amendment may be executed in several counterparts, which taken together shall constitute a single document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ACTION PRODUCTS INTERNATIONAL, INC.

By:	/S/ Ronald S. Kaplan
Ronald S. Kaplan Chief Executive Officer

REGISTRAR AND TRANSFER COMPANY

By:	/S/ William P. Tatler
William P. Tatler Vice President